                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                                 March 12, 2003
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                        (Date of earliest event reported)
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                      PRAECIS PHARMACEUTICALS INCORPORATED
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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           Delaware                  000-30289                04-3200305
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(State or other Jurisdiction of  (Commission File No.)      (IRS Employer
        Incorporation)                                   Identification No.)
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              830 WINTER STREET, WALTHAM, MASSACHUSETTS 02451-1420
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          (Address of principal executive offices, including zip code)

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                                 (781) 795-4100
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              (Registrant's telephone number, including area code)
              ----------------------------------------------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

         PRAECIS PHARMACEUTICALS INCORPORATED's press release dated March 12, 2003 is incorporated herein by reference and is attached hereto as Exhibit 99.1.


Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

(c)           Exhibits:

99.1          Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated
              March 12, 2003.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 12, 2003                   PRAECIS PHARMACEUTICALS INCORPORATED



                                        By /s/ Kevin F. McLaughlin
                                           --------------------------
                                           Kevin F. McLaughlin
                                           Senior Vice President,
                                           Chief Financial Officer,
                                           Treasurer and Secretary

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                          DESCRIPTION

99.1                            Press Release by PRAECIS PHARMACEUTICALS
                                INCORPORATED dated March 12, 2003.